UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2025
Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)
3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	VPG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 21, 2025, Vishay Precision Group, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,234,453 shares of the Company’s common stock and 1,022,887 shares of the Company’s Class B common stock were entitled to vote as of March 24, 2025, the record date for the Annual Meeting, of which 11,864,436 were present in person or by proxy at the Annual Meeting (representing 20,930,379 total votes). Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Directors
The Company’s stockholders voted to elect Kobi Altman, Sejal Shah Gulati, Erez Lorber, Saul Reibstein, Ziv Shoshani, Nava Swersky Sofer and Timothy Talbert to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2026 Annual Meeting of Stockholders. The number of votes cast in the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Kobi Altman	20,250,037	167,194	513,148
Sejal Shah Gulati	20,192,534	224,697	513,148
Erez Lorber	20,227,193	190,038	513,148
Saul Reibstein	15,945,980	4,471,251	513,148
Ziv Shoshani	20,104,335	312,896	513,148
Nava Swersky Sofer	20,225,745	191,486	513,148
Timothy Talbert	15,263,908	5,153,323	513,148

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
The Company's stockholders ratified the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company's independent registered public accounting firm for the year ending December 31, 2025. The number of votes cast in the ratification of the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, was as follows:

	For	Against	Abstentions
Ratification of Brightman Almagor Zohar & Co., a firm in the Deloitte global network	20,918,675	5,653	6,051

Proposal 3: Advisory, Non-binding Vote Related to Executive Compensation
The Company’s stockholders, on an advisory basis, voted to approve the non-binding resolution relating to executive compensation, as follows:

	For	Against	Abstentions	Broker Non-Votes
Approval of compensation of named executive officers	19,609,926	800,046	7,259	513,148

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.
Date: May 22, 2025	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief Financial Officer